Dreyfus
Short-Intermediate
Municipal Bond Fund

SEMIANNUAL REPORT
September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                             The Fund

                                                     Dreyfus Short-Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices rose modestly over the past six months with a rally in the municipal bond market. Most sectors of the municipal bond market have also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Short-Intermediate Municipal Bond Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Short-Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a 2.52% total return over the six-month period ended September 30, 2000.(1) This compares with a total return of 2.46% for the Lipper Short-Intermediate Municipal Debt Funds category average over the same period.(2)

We attribute our performance to a relatively strong investment environment for municipal bonds, especially in the intermediate-term maturity range. The market rally was driven primarily by signs of an economic slowdown throughout the U.S., as well as positive supply-and-demand factors affecting municipal bonds.

What is the fund's investment approach?

Our goal is to seek a high level of tax-exempt income from a diversified portfolio of municipal bonds with maturities of less than five years. In pursuit of this goal, we have attempted to manage the portfolio with an eye toward maintaining or improving income. Total return, which includes capital gains, is not a primary objective.

To achieve these objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the
best   returns   over   an   anticipated   range   of  interest-rate

                                                             The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on April 1, 2000, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

The continuing strength of the U.S. economy generally helped keep municipal bond yields relatively low compared to taxable bonds. Most states enjoyed higher tax revenues, curtailing their need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. At the same time, demand for municipal bonds has been strong from individuals seeking to protect their wealth. When demand rises and supply falls, prices of existing bonds tend to
move    higher.

In this environment, we allowed most of our existing holdings to mature because prevailing yields were generally lower on the new securities in which we would otherwise reinvest sales proceeds. By holding bonds until maturity rather than selling them before they mature, we were able to maintain those higher yields for as long as possible. However, on July 1, approximately $23 million of the fund's bonds matured or were redeemed by their issuers. We attempted to reinvest those assets in investment-grade bonds with comparable income characteristics. We found such opportunities primarily in tax-exempt bonds from airlines, utilities and power authorities with maturities in the three-year range.


What is the fund's current strategy?

In our view, the current investment environment does not provide adequate incremental returns for investors willing to hold longer dated bonds within the short-intermediate maturity range. From a security selection perspective, however, we have been finding occasional opportunities for high yields from issuers that are currently out of favor among investors. We have begun to carefully examine some lower rated bonds from out-of-favor issuers -- such as industrial development regions, power suppliers and health care providers -- that we believe to have sound credit characteristics. We also intend to focus on risk management through broad diversification and by maintaining a relatively short average maturity.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.7%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.1%

Alaska Student Loan Corp., Student Loan Revenue:

   5.25%, 7/1/2001 (Insured; AMBAC)                                                           1,000,000                1,004,660

North Slope Borough Zero Coupon, 6/30/2001
   (Insured; MBIA)                                                                            2,000,000                1,931,900

CALIFORNIA--4.5%

Riverside County Public Financing Authority, COP:
   5%, 5/15/2002                                                                                930,000                  933,618
   5%, 5/15/2003                                                                                980,000                  983,175
   5.125%, 5/15/2004                                                                          1,030,000                1,036,026

Sacramento County Housing Authority, MFHR:
   (Oars Apartments) 4.80%, 12/15/2000
      (LOC; Dai Ichi Kangyo Bank)                                                             5,850,000                5,857,605
   (Rancho Natamos Apartment) 4.80%, 12/15/2000
      (LOC; Dai Ichi Kangyo Bank)                                                             3,000,000                2,998,170

COLORADO--1.0%

Denver City and County Airport, Revenue:
   5.05%, 11/15/2000                                                                          1,495,000                1,495,493
   5.10%, 11/15/2001                                                                          1,160,000                1,165,011

CONNECTICUT--2.0%

Connecticut Development Authority
  First Mortgage Gross Revenue
   (Health Care Project--Elim Park Baptist)
   4.70%, 12/01/2001                                                                          1,765,000                1,734,395

Greenwich Housing Authority, MFHR (Greenwich Close):
   5.35%, 9/1/2001                                                                              230,000                  229,011
   5.55%, 9/1/2002                                                                              245,000                  242,883
   5.95%, 9/1/2006                                                                              310,000                  303,642
   6.05%, 9/1/2007                                                                              330,000                  322,344

Mashantucket Western Pequot Tribe, Special Revenue
   6.25%, 9/1/2001                                                                            2,500,000  (a)           2,543,625

DISTRICT OF COLUMBIA--4.1%

District of Columbia, GO 5.50%, 6/1/2002                                                      9,930,000               10,050,054

District of Columbia Redevelopment Land Agency,
  Special Tax Revenue
   (Washington D.C. Sports Arena) 5.40%, 11/1/2000                                              750,000                  750,390

FLORIDA--2.1%

Escambia County Health Facilities Authority, Health Facilities
  Revenue (Azalea Trace Inc.):
      5%, 1/1/2001                                                                              830,000                  829,004
      5.10%, 1/1/2002                                                                           870,000                  864,006



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Lee County Industrial Development Authority, Health Care
  Facilities Revenue (Cypress Cove Healthpack):
      5.625%, 10/1/2002                                                                       2,000,000                1,974,560
      5.875%, 10/1/2004                                                                       2,000,000                1,954,460

ILLINOIS-2.5%

Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers):
      5.60%, 7/1/2001                                                                         1,530,000                1,532,020
      5.60%, 7/1/2002                                                                         1,415,000                1,416,712

Illinois Health Facilities Authority, Revenue:
   (Victory Health Services) 5%, 8/15/2002                                                    1,590,000                1,580,508
   (Beverly Farm Foundation) 9.125%, 12/15/2015
      (Prerefunded 12/15/2000)                                                                2,000,000  (b)           2,077,420

LOUISIANA--1.9%

Saint Charles Parish, PCR
   (Entergy La Inc. Project) 4.85%, 6/1/2002                                                  5,000,000                4,964,850

MARYLAND--3.3%

Frederick County Retirement Community, Revenue
  (Extras-Buckinghams Choice):
      5.25%, 1/1/2002                                                                         1,500,000                1,484,205
      5.375%, 1/1/2003                                                                        4,900,000                4,861,192

Maryland State Energy Financing Adminitration, SWDR
  (Wheelabrator Water Projects):
      5.30%, 12/1/2000                                                                        1,250,000                1,251,088
      5.45%, 12/1/2001                                                                        1,000,000                1,007,400

MASSACHUSETTS--2.9%

Massachusetts Health & Educational
  Facilities Authority, Revenue
   (Caritas Christi Obligation Group) 5.25%, 7/1/2003                                         5,730,000                5,592,881

Massachusetts Industrial Finance Agency, Revenue
   (Chestnut Knoll) 5%, 2/1/2003                                                              2,000,000                1,951,880

MICHIGAN--6.0%

Greater Detroit, Resource Recovery Authority, Revenue
   5%, 12/13/2000 (Insured; AMBAC)                                                            2,500,000                2,502,750

Michigan Hospital Finance Authority, HR:
   (Ascension Health Credit) 5.05%, 11/15/2004                                                4,025,000                4,007,733
   (Genesys Regional Medical):
      5.25%, 10/1/2001                                                                        2,000,000                2,016,640
      5.25%, 10/1/2002                                                                        1,000,000                1,014,130
      5.25%, 10/1/2003                                                                        2,445,000                2,490,844

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Strategic Fund, LOR
   (Detroit Edison) 4.73%, 9/1/2001                                                           3,750,000                3,747,188

MISSISSIPPI--1.0%

Jackson Housing Authority, MFHR
   (Arbor Park Apartment Project) 5.05%, 12/1/2001                                            2,500,000                2,496,725

NEW JERSEY--2.9%

Monroe Township Municipal Utilities Authority,
  Water and Sewer System Revenue
   6.875%, 2/1/2017 (Insured; MBIA)                                                           3,075,000                3,140,436

New Jersey Economic Development Authority
   First Mortgage Revenue
   (Cadbury Corp. Project):
      4.80%, 7/1/2001 (Insured; ACA)                                                          1,565,000                1,557,551
      5%, 7/1/2003 (Insured; ACA)                                                             1,410,000                1,397,747

New Jersey Health Care Facilities Financing Authority, Revenue
   (Saint Peter's Medical Center) 6%, 7/1/2001
   (Insured; MBIA) (Prerefunded 7/1/2001)                                                     1,500,000  (b)           1,517,685

NEW MEXICO-.7%

Santa Fe County, Project Revenue
   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000                1,955,080

NEW YORK--26.7%

New York City:
   5%, 10/15/2001                                                                             4,300,000                4,329,541
   5%, 10/15/2001                                                                             3,200,000                3,221,024
   5.10%, 2/15/2001                                                                           1,185,000                1,188,389
   5.10%, 2/15/2001                                                                             815,000                  817,355
   5.50%, 8/1/2001                                                                            9,000,000                9,085,140
   6.375%, 8/1/2004                                                                           8,000,000                8,363,920

New York State Dormitory Authority, Revenue:
   (City University System) 5.10%, 7/1/2001                                                   1,285,000                1,291,386
   (Mental Health Services Facilities):
      5%, 2/15/2001                                                                           6,985,000                7,001,066
      5%, Series A, 2/15/2002                                                                 1,590,000                1,600,208
      5%, Series B, 2/15/2002                                                                 7,095,000                7,140,550

New York State Energy Research and Development Authority,
   Service Contract Revenue
   (Western New York Nuclear Service Center Project):
      5%, 4/1/2001                                                                            1,625,000                1,629,859
      5%, 4/1/2002                                                                            1,795,000                1,806,488


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue
  (Health Facilities-New York City):
      5.15%, 11/1/2000                                                                        1,430,000                1,430,486
      5.875%, 5/1/2004                                                                        6,500,000                6,702,670

New York State Mortgage Agency, Revenue
   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       4,800,000                4,783,632

TSASC Inc., Tobacco Flexible Amortization Bonds:
   5%, 7/15/2008                                                                              2,690,000                2,673,537
   5%, 7/15/2009                                                                              1,000,000                  991,860
   5.125%, 7/15/2009                                                                          2,310,000                2,293,691

Yonkers Industrial Development Agency,
   Civic Facility Revenue
   (Saint Joseph Hospital Yonkers):
      5.65%, Series A, 3/1/2003                                                               1,900,000                1,876,953
      5.65%, Series B, 3/1/2003                                                                 600,000                  592,722
      5.65%, Series C, 3/1/2003                                                                 900,000                  889,083

NORTH CAROLINA--3.8%

North Carolina Eastern Municipal Power Agency,
  Power System Revenue:
      5.20%, 1/1/2001                                                                         5,000,000                5,004,000
      5%, 1/1/2002                                                                            4,000,000                3,998,240
      5.45%, 1/1/2004                                                                         1,000,000                1,007,910

NORTH DAKOTA--.7%

North Dakota Housing Finance Agency, Revenue
   (Housing Finance Program--Home Mortgage Finance)
   4.60%, 1/1/2003                                                                            1,835,000                1,814,466

OHIO--2.2%

Belmont County, Health System Revenue
  (East Ohio Regional Hospital):
      4.30%, 1/1/2001 (Insured; ACA)                                                            800,000                  799,008
      4.40%, 1/1/2002 (Insured; ACA)                                                            900,000                  892,809

Hamilton County, Local District Cooling Facilities Revenue
   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000                1,958,480

Ohio Water Development Authority, PCR
   (Clevlend Electric) 5.35%, 10/1/2002                                                       2,000,000                1,999,980

OKLAHOMA--.5%

Holdenville Industrial Authority, Correctional Facility Revenue
   5.70%, 7/1/2001                                                                            1,175,000                1,184,611

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--6.1%

Dauphin County General Authority, Revenue
   (Office and Package--Riverfront Office) 5.125%, 1/1/2003                                   1,920,000                1,904,352

Delaware County Industrial Development Authority, Revenue:
   PCR (Peco Energy Company Project) 5.20%, 10/1/2004                                         3,000,000                2,990,370
   (Resource Recovery Facility) 5.30%, 1/1/2001                                               7,685,000                7,678,852

Montgomery County Industrial Development Authority, PCR
   (Peco Energy Company Project) 5.30%, 10/1/2004                                             3,380,000                3,373,950

SOUTH CAROLINA--1.7%

Charleston County Health Facilities, First Mortgage Revenue
   (Episcopal Project) 5.30%, 10/1/2002                                                       4,660,000                4,572,578

TEXAS--12.4%

Brazos River Authority, PCR:
   (Texas Utilities Electric Co.) 5%, 4/1/2001                                                5,000,000                5,002,200
   (Utilities Electric Co.) 5.50%, 6/19/2001                                                  3,250,000                3,254,030

Dallas-Fort Worth International Airport Facility
  Improvement Corp., Revenue (American Airlines, Inc.)
   5.95%, 11/1/2003                                                                           5,000,000                5,012,800

Matagorda County Navigation District No. 1, PCR:
  (Central Power & Light):
      4.90%, 11/1/2001                                                                        1,000,000                  995,770
      4.95%, 11/1/2001                                                                          100,000                   99,723
      3.83%, 11/1/2001                                                                        2,500,000  (c)           2,478,850
      3.832%, 11/1/2001                                                                       6,700,000  (c)           6,662,882

Northeast Hospital Authority, Revenue
  (Northeast Medical Center Hospital):
      5.25%, 5/15/2001                                                                        1,300,000                1,298,674
      5.35%, 5/15/2002                                                                        2,725,000                2,718,242

Texas Public Property Finance Corp., Revenue
   (Mental Health & Retardation Center) 8.20%, 10/1/2012
   (Prerefunded 10/1/2002)                                                                    2,900,000  (b)           3,154,939

Tyler Health Facilities Development Corporation
   (Mother Frances Hospital):
      5.25%, 7/1/2001                                                                           700,000                  698,467
      5.25%, 7/1/2002                                                                         1,200,000                1,191,912



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--3.4%

Bedford County Industrial Development Authority, Revenue
   (Georgia Pacific Corp. Project) 4.60%, 8/1/2004                                            2,575,000                2,542,632

Hopewell Industrial Development Authority,
   Health Care Facility Revenue
      (Colonial Heights) 5.60%, 10/1/2003                                                       205,000                  202,179
      (Westport Convalescent Center):
         5.15%, 10/1/2000                                                                       205,000                  204,996
         5.90%, 10/1/2005                                                                       315,000                  309,620
         6.15%, 10/1/2007                                                                       175,000                  171,874
         6.25%, 10/1/2008                                                                       410,000                  402,505

Rockingham County Industrial Development Authority,
   Residential Care Facility, Revenue
   (First Mortgage--Mennonite) 5.10%, 4/1/2003                                                3,800,000                3,743,114

Virginia Housing Development Authority,
   Commonwealth Mortgage 6.10%, 7/1/2002                                                      1,220,000                1,242,668

WASHINGTON--3.1%

Washington Public Power Supply System, Revenue:
   (Nuclear Project Number 1) 5%, 7/1/2005                                                    5,000,000                5,061,850
   (Nuclear Project Number 2) 5%, 7/1/2003                                                    3,000,000                3,029,340

U.S. RELATED--2.1%

Virgin Islands Public Finance Authority, Revenue
   5%, 10/1/2003                                                                              5,580,000                5,580,725
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $259,242,577)                                                                            98.7%              258,717,855

CASH AND RECEIVABLES (NET)                                                                         1.3%                3,532,925

NET ASSETS                                                                                       100.0%              262,250,780

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LOR                       Limited Obligation Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              10.1

AA                               Aa                              AA                                               10.0

A                                A                               A                                                29.8

BBB                              Baa                             BBB                                              28.0

BB                               Ba                              BB                                                3.0

F1                               MIG1/P1                         SP1/A1                                            1.9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    17.2

                                                                                                                 100.0

(a)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2000, THIS
     SECURITIY AMOUNTED TO $2,543,625 OR 1.0% OF NET ASSETS.

(b)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(c)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(d)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(e)  AT SEPTEMBER 30, 2000, THE FUND HAD $90,848,694 (34.6% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           259,242,577   258,717,855

Receivable for investment securities sold                             4,903,531

Interest receivable                                                   4,123,873

Prepaid expenses                                                         19,897

                                                                    267,765,156
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           143,857

Cash overdraft due to Custodian                                       2,210,596

Payable for investment securities purchased                           3,021,802

Payable for shares of Beneficial Interest redeemed                        4,498

Accrued expenses                                                        133,623

                                                                      5,514,376
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      262,250,780
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     269,080,592

Accumulated undistributed investment income--net                         30,692

Accumulated net realized gain (loss) on investments                  (6,335,782)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              (524,722)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      262,250,780
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                 20,382,631

NET ASSET VALUE, offering and redemption price per share--
Note 3(d) ($)                                                             12.87

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,482,050

EXPENSES:

Management fee--Note 3(a)                                              656,701

Shareholder servicing costs--Note 3(b)                                 185,249

Trustees' fees and expenses--Note 3(c)                                  32,978

Professional fees                                                       15,318

Custodian fees                                                          13,321

Registration fees                                                       13,269

Prospectus and shareholders' reports-Note 3(b)                           4,866

Loan commitment fees--Note 2                                               472

Miscellaneous                                                           12,204

TOTAL EXPENSES                                                         934,378

INVESTMENT INCOME--NET                                               5,547,672
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (139,016)

Net unrealized appreciation (depreciation) on investments            1,218,075

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,079,059

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,626,731

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2000          Year Ended
                                              (Unaudited)      March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,547,672          12,093,584

Net realized gain (loss) on investments          (139,016)           (204,991)

Net unrealized appreciation (depreciation)
   on investments                               1,218,075          (5,884,122)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,626,731           6,004,471
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (5,516,980)        (12,093,584)

Net realized gain on investments                       --             (29,066)

TOTAL DIVIDENDS                                (5,516,980)        (12,122,650)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  23,486,630          68,318,437

Dividends reinvested                            4,757,253          10,505,175

Cost of shares redeemed                       (37,283,959)       (106,315,201)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (9,040,076)        (27,491,589)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (7,930,325)        (33,609,768)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           270,181,105          303,790,873

END OF PERIOD                                 262,250,780          270,181,105

Undistributed investment income--net               30,692                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,831,106            5,283,152

Shares issued for dividends reinvested            371,004              813,737

Shares redeemed                                (2,910,736)          (8,234,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (708,626)          (2,138,037)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how muchyour investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                        September 30, 2000                                 Year Ended March 31,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.81         13.08         13.08         12.91          12.97         12.82

Investment Operations:

Investment income--net                                 .27           .54           .54           .55            .56           .58

Net realized and unrealized
   gain (loss) on investments                          .06          (.27)          .00(a)        .17           (.06)          .15

Total from Investment Operations                       .33           .27           .54           .72            .50           .73

Distributions:

Dividends from investment
   income--net                                        (.27)         (.54)         (.54)         (.55)         (.56)          (.58)

Net asset value,
   end of period                                     12.87         12.81         13.08         13.08          12.91         12.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.03(b)       2.10          4.23          5.64           3.96          5.78
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .71(b)        .73           .73           .76            .80           .68

Ratio of net investment income
   to average net assets                              4.22(b)       4.15          4.15          4.19           4.33          4.49

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --            --            --            .02           .05

Portfolio Turnover Rate                              16.16(c)      39.10         20.68         31.12          47.84         44.39
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     262,251       270,181       303,791       294,432        325,013       338,061

(a) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(b) ANNUALIZED.

(c) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The  fund's   financial  statements  are  prepared  in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $6,046,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $3,090,000 of the carryover expires in fiscal 2003, $2,874,000 expires in fiscal 2004, and $82,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility ("the Facility") to be utilized for temporary or emergency purposes, including the financing of redemp-

tions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended September 30, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The plan provides payments to be made at an aggregate annual rate of .10 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made.The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended September 30, 2000, the fund was charged $132,711 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period September 30, 2000, the fund was charged $32,162 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable
within   fifteen   days   following  the  date  of  issuance  of  such  shares.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to
$41,940,573    and    $54,361,843,    respectively.

At  September  30,  2000, accumulated net unrealized depreciation on investments
was   $524,722,   consisting  of  $507,142  gross  unrealized  appreciation  and
$1,031,864 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        Short-Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   591SA009